UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 11, 2008 (March 6, 2008)

DEBUT BROADCASTING CORPORATION, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50762	88-0417389
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1209 16th Avenue South, Suite 200
Nashville, Tennessee	37212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(615) 866-0530

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 6, 2008, Debut Broadcasting Corporation, Inc., a Nevada corporation (the “Company”), issued a promissory note (the “Note”) to Remington Partners, Inc., a California corporation (the “Holder”), in the aggregate principal amount of Five Hundred Thousand Dollars ($500,000) in consideration for a loan in the same amount from the Holder. The Note is due and payable on March 6, 2009 and bears interest at the rate of 18% per annum, payable monthly, with additional interest at 2% per annum for late payments beyond 10 days of the due date. The Note may be prepaid at any time, provided that a minimum of four months’ interest shall have been paid under the Note.

The Company also issued to the Holder a warrant to purchase 125,000 shares of common stock of the Company at a purchase price of One Dollar ($1.00) per share (the “Warrant”). The Warrant allows for a cashless exercise upon the Holder’s election and is exercisable at the earlier of any time before March 6, 2011 or upon sale of the Company, sale of substantially all of the assets or the Company or a merger or consolidation of the Company with any other entity that involves a change in control.

In conjunction with this note, and the note payable to Remington Partners dated January 25, 2008, the Company signed a security agreement as collateral. The security agreement includes all assets of the company including, but not limited to cash, equipment, inventory, machinery and accounts. The security agreement does not extend to assets owned and controlled by wholly owned subsidiaries of the Company.

The descriptions of the Note, Warrant, and Security Agreement set forth herein do no purport to be complete and are subject to and qualified in their entirety by reference to the texts of the Note and the Warrant, copies of which are included as Exhibit 10.1, Exhibit 10.2, and 10.3, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements
None.

(b)	Pro Forma Financial Statements
None.

(d)	Exhibits

	Exhibit 10.1	Promissory Note, dated March 6, 2008, issued to Remington Partners, Inc.

	Exhibit 10.2	Warrant, dated March 6, 2008, issued to Remington Partners, Inc.

	Exhibit 10.3	Security Agreement, dated March 6, 2008, issued to Remington Partners, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEBUT BROADCASTING CORPORATION, INC

Dated: March 13, 2008	By:
Steven Ludwig, Chief Executive Officer